UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)   July 19, 2002
                                                    -------------



                              HERITAGE OAKS BANCORP
                              ---------------------
             (Exact name of Registrant as specified in its charter)



         CALIFORNIA                   0-25020                    77-0388249
         ----------                   -------                    ----------
(State or other jurisdiction       (File number)              (I.R.S. Employer
     of incorporation)                                       Identification No.)



   545 12th Street, Paso Robles, CA                                     93446
  -----------------------------------                                 ----------
(Address of principal executive office)                               (Zip Code)


Registrant's telephone number, including area code:      (805) 239-5200
                                                         --------------

                                      N/A

          (Former name or former address, if changed since last report)


                                Page 1 of 5 pages
                              Exhibit Index page 3


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ITEM 5.  OTHER  EVENT

     On July 19, 2002 the Board of Directors of Heritage Oaks Bancorp declared a two-for-one stock split of its outstanding shares of common stock. The record date for the split is August 2, 2002 and the split will be distributed on August 15, 2002. A press release relating to such stock split is attached as an exhibit to this report.

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)     Exhibits

             99   Press  Release  of  July  19,  2002


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 19, 2002                         HERITAGE OAKS BANCORP

                                                By: /s/ Lawrence P. Ward
                                                   --------------------------
                                                   Lawrence P. Ward
                                                   President


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
                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION                                   PAGE NO.
-----------          -----------                                   --------

    99                    Press Release of July 19, 2002


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